SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
CORVEL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date filed:

July 12, 2011
Dear Stockholder:
Due to a clerical error, our original proxy card mailed on July 6, 2011 for the 2011 Annual Meeting of Stockholders was printed incorrectly with respect to Proposal 6, which is the proposal to approve on an advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation. As disclosed in our proxy statement dated July 6, 2011, although our Board of Directors recommends that stockholders vote for conducting future stockholder advisory votes on named executive officer compensation every 3 years, the four stockholder advisory voting options under Proposal 6 are: 1 year, 2 years, 3 years and abstain. For further information, please refer to page 23 of our proxy statement addressing this proposal. Except as specifically supplemented by the information contained herein, all information set forth in the proxy statement remains unchanged.
We have included a revised proxy card for you along with this letter. Please use the enclosed revised proxy card to indicate your vote on all proposals; you may also vote via the internet at www.investorvote.com/CRVL or by telephone at 1-800-652-VOTE(8683).
If you have not yet voted, please discard the prior proxy card that you received and use the enclosed revised proxy card to vote your shares on all proposals. Even if you have already voted, please return the enclosed revised proxy card completed for all proposals so that your votes can be properly counted. Upon our receipt of a revised proxy card from you, your prior proxy card will be disregarded.
Even if you have already returned the prior proxy card, you must complete and return the enclosed revised proxy card, using the enclosed postage-paid reply envelope.
As always, you have the right to vote your shares directly by attending the annual meeting instead of by proxy, as described in the original proxy materials.
We apologize for any inconvenience.

Sincerely,
/s/ V. Gordon Clemons
V. Gordon Clemons,
Chairman of the Board

CorVel Corporation Corporate Headquarters www.corvel.com	2010 Main Street Suite 600 Irvine, CA 92614	949.851.1473 phone 949.851.1469 fax 888.7.CorVel

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees, FOR Proposal 2, 3, 4, 5, 7 and 8 and every 3 YEARS for Proposal 6.

1.	To elect the six directors named in the attached proxy statement, each to serve until the 2012 annual meeting of stockholders or until his or her successor has been
	duly elected and qualified:	For	Withhold		For	Withhold		For	Withhold	+

	01 - V. Gordon Clemons	☐	☐	02 - Steven J. Hamerslag	☐	☐	03 - Alan R. Hoops	☐	☐

	04 - R. Judd Jessup	☐	☐	05 - Jean H. Macino	☐	☐	06 - Jeffrey J. Michael	☐	☐

		For	Against	Abstain				For	Against	Abstain

2.	To approve an amendment to our Certificate of Incorporation to increase the maximum number of shares of our common stock (the “Common Stock”) authorized for issuance from 60,000,000 to 120,000,000 shares.	☐	☐	☐	5.	To approve on an advisory basis the compensation of our named executive officers.		☐	☐	☐

3.	To approve an amendment to our Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan) to permit discretionary grants of stock options and other equity based awards from time to time to members of our Compensation Committee and to effect various other improvements thereunder.	☐	☐	☐	6.	To approve on an advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation.	1 Yr ☐	2 Yrs ☐	3 Yrs ☐	Abstain ☐
								For	Against	Abstain

					7.	To ratify the appointment of Haskell & White LLP as our independent auditors for the fiscal year ending March 31, 2012.		☐	☐	☐

4.	To reapprove the performance goals under our Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan) to preserve our ability to deduct compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended.	☐	☐	☐	8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.		☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

■	1 U P X 1 1 7 2 2 4 2	+
01CSXD

▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
Proxy — CorVel Corporation
Annual Meeting of Stockholders, August 4, 2011
This Proxy is Solicited on Behalf of the Board of Directors
NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders of CorVel Corporation, a Delaware corporation, will be held at our principal executive offices, at 2010 Main Street, Suite 600, Irvine, California 92614, on Thursday, August 4, 2011, at 1:00 p.m. Pacific Daylight Time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice.
The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on August 4, 2011, and the accompanying Proxy Statement, and appoints Richard J. Schweppe and Sharon F. O'Connor, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of the Common Stock of CorVel Corporation which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Stockholders of CorVel Corporation to be held at 2010 Main Street, Suite 600, Irvine, California, on Thursday, August 4, 2011 at 1:00 p.m. Pacific Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournment or postponement thereof. The shares represented by this proxy shall be voted as stated on the reverse side.
The Board of Directors recommends a vote FOR each of the nominees and the proposals set forth on the reverse side. The Proxy, when properly executed, will be voted as specified on the reverse side. This Proxy will be voted FOR the nominees listed on the reverse side and FOR the other proposals, and every 3 YEARS for Proposal 6, if no specification is made.
PLEASE RETURN YOUR EXECUTED PROXY TO COMPUTERSHARE TRUST COMPANY, N.A. IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PRE-PAID ENVELOPE.